UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive
Louisville, CO 80027
 (Address of principal executive offices)

(303) 222-2128
 (Registrant's telephone number)

 _________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

PIPE TRANSACTION

On December 4, 2014, AntriaBio, Inc. (the “Company”, “we”, “us” or “our”)  announced an initial close (the “Initial Close”) of a private placement transaction (the “PIPE Financing”) with investors (each an “Investor” and collectively, the “Investors”) pursuant to Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Act”) and Rule 506 of Regulation D promulgated thereunder. On December 31, 2014, we completed a subsequent close of the PIPE Financing (the “Subsequent Close”, together with the Initial Close, the “Close”).  In connection with both the Initial Close and Subsequent Close, we entered into Subscription Agreements (collectively, the “Subscription Agreements”) by and between us and each Investor in which we issued to the Investors units of the Company (each a “Unit” and collectively, the “Unit”).  Each Unit is priced at $1.85 and consists of one share of our common stock (an “Offered Share”) and one common share purchase warrant (a “Warrant”) exercisable at $2.50 per share of our common stock (the “Warrant Shares”) at any time until 5:00 p.m. (Pacific Time) on the date that is thirty-six (36) months following the Close of the PIPE Financing.  We received gross cash proceeds of $6.9 million, excluding placement agent compensation, transaction costs, fees and expenses.

Financing Warrant

As part of the compensation we agreed to pay the placement agent (the “Placement Agent”) in connection with the PIPE Financing, we issued to the Placement Agent a warrant (the “Financing Warrant”) pursuant to Section 4(a)(2) of the Act and Rule 506 promulgated thereunder.  The Financing warrant permits the Placement Agent to purchase such number of shares of the Company’s common stock equal to 17.5% of the gross proceeds of the PIPE Financing (the “Financing Warrant Shares”).  The Financing Warrant is exercisable for a period of seven (7) years from the date of issuance with an exercise price of $2.50 per Financing Warrant Share.  The Financing Warrant contains cashless exercise rights, and shall be adjusted both as to the number of Financing Warrant Shares and price into which and at which they are exercisable, based on any splits, conversions, or reorganizations that affect the Company’s common stock.

Registration Rights

In connection with the PIPE Financing, we granted registration rights to the Investors and the Placement Agent whereby we agreed that within ninety (90) days following the Close of the PIPE Financing, we will file a registration statement (the “Registration Statement”) under the Act, covering the Offered Shares, the Warrant Shares, and the Financing Warrant Shares.  We agreed to take all necessary actions and make all necessary filings to keep the Registration Statement effective for a period that extends from the first date on which the United States Securities and Exchange Commission issues an order of effectiveness in relation to the Registration Statement until such date as our legal counsel issues a legal opinion asserting that the Offered shares, Warrant Shares and Financing Warrant Shares are available for resale under Rule 144 of the Securities Act.

The foregoing description of the Warrant  is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Warrant, which is attached hereto as Exhibit 4.1 to our Current Report on Form 8-K  filed with the SEC on December 4, 2014, which is incorporated herein by reference.

The foregoing description of the Financing Warrant and Subscription Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Financing Warrant and Subscription Agreement, which is attached hereto as Exhibit 4.2 and 10.1 to this Current Report on form 8-K.

RULE 135C NOTICE

We are providing this Current Report on Form 8-K in accordance with Rule 135c under the Act (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities that may be offered pursuant to the Financing or any agreement related thereto including, but not limited to, the Subscription Agreement or any other agreement have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01. Neither the Units, the Offered Shares, the Warrant,  nor the Financing Warrant have been registered under the Act, in reliance on an exemption from registration under Section 4(a)(2) of the Act, and Rule 506 promulgated thereunder, based on the fact that each of the  Investors and the Placement Agent is an “accredited investor,” as such term is defined in Rule 501 of Regulation D. Neither the Units, the Offered Shares, the Warrant, nor the Financing Warrant, may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01. Regulation FD Disclosure.

On January 5, 2014, we issued the press release attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
4.1	Form of Warrant *
4.2	Form of Financing Warrant
10.1	Form of Subscription Agreement
99.1	Press Release of AntriaBio, Inc. dated January 5, 2014 **

* Previously filed with the Company’s Current Report on Form 8-K as filed on December 4, 2014 and incorporated herein by reference.
** The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: January 5, 2015	By:	/s/ Morgan Fields
Morgan Fields Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
4.1	Form of Warrant *
4.2	Form of Financing Warrant
10.1	Form of Subscription Agreement
99.1	Press Release of AntriaBio, Inc. dated January 5, 2014 **

* Previously filed with the Company’s Current Report on Form 8-K as filed on December 4, 2014 and incorporated herein by reference.
** The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.